EXHIBIT 99.6.2


                                POWER OF ATTORNEY
                                -----------------


               KNOW ALL MEN BY THESE PRESENTS THAT I, Alexandra
Lebenthal, a Director, President and Chief Executive Officer of Lebenthal & Co., Inc., a New York corporation (the "Sponsor"), hereby constitute and appoint D. Warren Kaufman as an officer of the Sponsor, or any other person who is both an officer and director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 162 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of February, 2002.


                                                /s/ Alexandra Lebenthal
                                                --------------------------------
                                                Alexandra Lebenthal

STATE OF NEW YORK     )
                      )  :
COUNTY OF NEW YORK    )

               On this 7th day of February, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intents and purposes therein set forth.


                                                /s/ Michael R. Rosella
              [SEAL]                            --------------------------------
                                                Notary Public

                                                Michael R. Rosella
                                                NOTARY PUBLIC, State of New York
                                                No. 02R05016879
                                                Qualified in New York County
                                                Commission Expires 09/26/2005

                                POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS THAT I, James E. McGrath, a Senior Vice President and Treasurer of Lebenthal & Co., Inc., a New York corporation (the "Sponsor"), hereby constitute and appoint D. Warren Kaufman and Alexandra Lebenthal, each as an officer of the Sponsor, or any other person who is both an officer and director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post- effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 162 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of February, 2002.


                                                /s/ James E. McGrath
                                                --------------------------------
                                                James E. McGrath

STATE OF NEW YORK     )
                      )  :
COUNTY OF NEW YORK    )

               On this 7th day of February, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.


                                                /s/ Michael R. Rosella
              [SEAL]                            --------------------------------
                                                Notary Public

                                                Michael R. Rosella
                                                NOTARY PUBLIC, State of New York
                                                No. 02R05016879
                                                Qualified in New York County
                                                Commission Expires 09/26/2005

                                POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS THAT I, Daniel J. Mullane, a Director of Lebenthal & Co., Inc., a New York corporation (the "Sponsor"), hereby constitute and appoint D. Warren Kaufman and Alexandra Lebenthal, each as an officer of the Sponsor, or any other person who is both an officer and director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 162 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this sixth day of February, 2002.

                                                /s/ Daniel J. Mullane
                                                --------------------------------
                                                Daniel J. Mullane

STATE OF CONNECTICUT)
                    :
COUNTY OF HARTFORD  )

               On this 6th day of February, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                /s/ Cheryl Gillespie
                                                --------------------------------
                                                Notary Public

                                                My Commission Expires on
                                                April 30th, 2005

[SEAL]

                                POWER OF ATTORNEY



               KNOW ALL MEN BY THESE PRESENTS THAT I, Grant W. Kurtz, a Director of Lebenthal & Co., Inc., a New York corporation (the "Sponsor"), hereby constitute and appoint D. Warren Kaufman and Alexandra Lebenthal, each as an officer of the Sponsor, or any other person who is both an officer and director of the Sponsor, jointly and severally, my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his or her name and to file with the Securities and Exchange Commission Registration Statements under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of the unit investment trust to be known as Empire State Municipal Exempt Trust, Guaranteed Series 162 and subsequent Series, Series 72 and subsequent Series and Guaranteed Intermediate Series 1 and subsequent Series, or similar title, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements that each or any of them may lawfully do or cause to be done.

               IN WITNESS WHEREOF, the undersigned has hereunto set his hand this sixth day of February, 2002.

                                                /s/ Grant W. Kurtz
                                                --------------------------------
                                                Grant W. Kurtz

STATE OF CONNECTICUT)
                    :
COUNTY OF HARTFORD  )

               On this 6th day of February, 2002, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                                /s/ Cheryl Gillespie
                                                --------------------------------
                                                Notary Public

                                                My Commission Expires
                                                on April 30th, 2005

[SEAL]